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                                  EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Charles E. Smith Residential Realty L.P.'s previously filed Registration Statement No. 33-82382.


                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP


Washington, D.C.
March 27, 1997

                                      E-2